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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 18, 2007
                              (September 18, 2007)

                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)


   ALBERTA, CANADA                  001-32714                  38-3324634
  (State or other                  (Commission                (IRS Employer
   jurisdiction                    File Number)             Identification No.)
 of incorporation)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01      Regulation FD Disclosure

         On September 18, 2007, Gastar Exploration Ltd. (the "Company") said today that it had filed with the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) revised forms related to its oil and natural gas reserves as of December 31, 2006. The forms were revised to provide additional information to ensure compliance with Canadian National Instrument 51-101, "Standards of Disclosure for Oil and Gas Activities", as required by the Alberta Securities Commission and the Toronto Stock Exchange. The revisions do not include any changes to the Gastar's previously reported reserves in any of the reserve categories nor will the revised filings affect any of Gastar's filings with the United States Securities and Exchange Commission ("SEC"). The Form 51-101F1, "Statement of Reserves Data and Other Oil and Gas Information", revised Form 51-101F2, "Report of Reserve Data by Independent Qualified Reserves Evaluator", and revised Form 51-101F3, "Report of Management and Directors on Oil and Gas Disclosure" for the year ended December 31, 2006 can be found for viewing by electronic means on SEDAR at www.sedar.com.

         The Company's filings comply with Canadian National Instrument 51-101and contain natural gas and oil reserve information that would not be permitted to be included in filings and reports made with the Securities and Exchange Commission ("SEC"). The SEC has generally permitted natural gas and oil companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company's Canadian information filings include estimates of probable reserves and reserves estimates using forecast pricing and costs (as opposed to constant prices and costs) that the SEC's guidelines may prohibit from inclusion in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The information included in the Canadian filings related to estimates of proved reserves of the Company as of December 31, 2006 using constant prices and costs and related future net revenues and estimates of production for the year ended December 31, 2007 are based on the estimates of proved reserves as of December 31, 2006, as previously reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC.

         A copy of the press release issued by the Company on September 18, 2007 concerning the Canadian filing on SEDAR is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         This information is furnished pursuant to Item 7.01 of Form 8-K and the related exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 7.01.


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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         The following is a list of exhibits filed herewith, except Exhibit 99.1, which is furnished herewith.

Exhibit No.                      Description of Document
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   99.1        Press release dated September 18, 2007.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GASTAR EXPLORATION LTD.



Date:  September 18, 2007            By:   /s/  J. RUSSELL PORTER
                                           -------------------------------------
                                           J. Russell Porter
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                      Description of Document
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   99.1        Press release dated September 18, 2007.


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